[THIS DOCUMENT IS A COPY OF THE CURRENT REPORT ON FORM 8-K DATED MARCH 16, 1998 FILED ON APRIL 1, 1998 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION]


                                    GUARANTY


      THIS GUARANTY is dated and delivered effective as of March 6, 1998, by George Briggs, an individual, and Colfax Group, Inc., a Delaware corporation (the "Guarantors") to Kenco Williams, Inc. ("Kenco").

      I. Kenco Products, Inc., a Delaware corporation ("KPI"), has entered into an agreement to purchase certain assets from Kenco (the "Transaction") pursuant to the terms of an agreement (the "Asset Purchase Agreement") dated of even date herewith by and between KPI and Kenco.

      A. A condition of the Transaction is that each of the Guarantors guarantee KPI's performance of its obligations under the Lease, the Warehouse Agreement and the Indemnification Agreement, as those terms are defined in the Asset Purchase Agreement, and the purpose of this Guaranty is to accomplish those requirements.

      NOW, THEREFORE, in consideration of the completion of the Transaction, the compliance by Kenco with the provisions of the various agreements by which the Transaction was completed, and for other good and valuable consideration, the adequacy and receipt of which hereby is acknowledged, and intending to be legally bound, the Guarantors hereby covenants and agrees as follows:

     1. The Guaranty. The Guarantors hereby absolutely and unconditionally, jointly and severally, guarantee to Kenco performance of all of KPI's obligations due to Kenco including, without limitation, the following agreements (collectively referred to as the "Guaranteed Obligations"):

      (a) the Indemnification Agreement dated as of the date hereof by which KPI agrees to indemnify and hold Kenco harmless from the obligations as specified therein (the "Indemnification Agreement");

      (b) the lease for certain real estate located at 10758 County Road 2, Middlebury, Indiana (the "Warehouse") dated as of the date hereof by which Kenco has leased the Warehouse to KPI on the terms and conditions stated therein (the "Lease");

      (c) the agreement dated as of the date hereof by which KPI has agreed to purchase inventory from Kenco on the terms and conditions stated therein (the "Warehouse Agreement");

      (d) the Inventory Purchase Note as that term is defined in the Warehouse Agreement;

      (e) other obligations which KPI owes to Kenco, or in the future may owe to Kenco, whether or not specified herein; and

      (f) interest, penalties, and fees that may accrue or be payable on any of the foregoing.

In the case of the failure or inability of KPI duly, punctually and fully to pay any such Guaranteed Obligation when due, the Guarantors hereby, jointly and severally, irrevocably and unconditionally agree to pay or cause to be paid forthwith to the person or persons entitled to receive the same (according to their respective interests) an amount equal to the aggregate of all such Guaranteed Obligations then due and unpaid. In addition, in the case of any such failure of payment of any Guaranteed Obligation by KPI, each of the Guarantors shall forthwith, upon request from Kenco, pay to Kenco such additional amounts as may be necessary to reimburse Kenco in full for any reasonable expenses that Kenco incurred or may incur as a result of any such failure by KPI (including reasonable attorneys' fees and other reasonable fees and disbursements that may have been incurred by or on behalf of Kenco in enforcing such payment by KPI or in enforcing this Agreement.

      2. Guarantors' Obligations Absolute. The obligations of each of the Guarantors under this Agreement shall be primary obligations of each such Guarantor, are absolute and unconditional and their obligations under Section 1 shall constitute a guaranty of payment, performance and discharge and not of collection. Such obligations shall not be subject to any counterclaim, set off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense for any reason whatsoever, and the Guarantors shall have no right to terminate this Agreement or to be released, relieved or discharged from their obligations hereunder for any reason whatsoever (whether or not the Guarantors, KPI, or Kenco shall have any knowledge or notice thereof) including, without limitation:

            (a) any amendment, modification, addition, deletion or supplement to or other change in the Asset Purchase Agreement, or any of the documents referred to therein, or any other instrument or agreement applicable to any of the parties to such agreements or instruments, or any assignment or transfer of any such agreement or instrument or of any interest therein, or any furnishing or acceptance of additional guaranty or indemnity, or any release of any additional guaranty or indemnity;

            (b) any failure, omission or delay on the part of KPI or Kenco to conform or comply with any term of any instrument or agreement referred to in Section 2(a);

            (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument or agreement referred to in Section 2(a) or any other obligation or liability of KPI or Kenco, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

            (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to KPI or Kenco, or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

            (e) any limitation on any liability or obligation of KPI under the Asset Purchase Agreement, or any of the other instruments or agreements referred to in Section 2(a), or any discharge, termination, cancellation, frustration, irregularity, invalidity, unenforceability, illegality or impossibility of performance, in whole or in part, of the Asset Purchase Agreement, or any of the other documents referred to therein or any other agreement or instrument referred to in Section 2(a) or any term of any thereof;

            (f) any merger or consolidation of KPI or any Guarantor into or with any other corporation or entity or any sale, lease or transfer of any of the assets of KPI or either of the Guarantors or any other person;

            (g) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable discharge, release or defense of the liabilities of a guarantor or surety or that might otherwise limit recourse against either or both of the Guarantors.

The obligations of the Guarantors set forth herein constitute the full recourse obligations of the Guarantors enforceable against them to the full extent of all their assets and properties.

      3. Waivers by Guarantors. Each of the Guarantors hereby unconditionally waives and agrees to waive at any future time any and all rights which such Guarantor may have or which now or at any time hereafter may be conferred upon it, by statute, regulation or otherwise, to terminate, cancel, quit or surrender this Agreement. Without limiting the generality of the foregoing, it is agreed that, at any time or from time to time, the occurrence or existence of any one or more of the following shall not release, relieve or discharge the Guarantors from liability hereunder, and each Indemnitor hereby unconditionally waives and agrees to waive to the extent permitted by applicable law:

            (a)  notice of any of the matters referred to in Section 2;

            (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Guarantor, including, without limitation, any demand, presentment and protest and notice of any default or failure on the part of KPI to perform and comply with any covenant, agreement, term or condition of the Asset Purchase Agreement or any other agreement of KPI referred to therein or herein;

            (c) the enforcement, assertion or exercise against KPI of any right, power, privilege or remedy conferred in the Asset Purchase Agreement or any other agreement of KPI referred to therein or herein, or otherwise;

            (d)  any requirement of diligence on the part of any person;

            (e) any requirement to exhaust any remedies or to mitigate the damages resulting from a default under the Asset Purchase Agreement or any other agreement of KPI referred to therein or herein;

            (f) any notice of any sale, transfer or other disposition of any right, title to or interest in the Asset Purchase Agreement, or any other obligation of KPI contained in an agreement referred to therein or herein; or

            (g) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, that might otherwise constitute a legal or equitable discharge, release or defense of the liabilities of a guarantor or surety or that might otherwise limit recourse against either or both of the Guarantors.

      4. Continuing Guaranty. Except as otherwise provided herein, this Guaranty shall continue to be in force and be binding upon the Guarantors until all obligations due to Kenco under the Asset Purchase Agreement, the Lease, the Warehouse Agreement and the Indemnification Agreement and the other obligations referred to therein or herein have been performed.

      5. Reinstatement of Agreement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment or any part thereof of any of the obligations indemnified or guaranteed hereunder is rescinded or must otherwise be restored or returned by the recipient thereof upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of KPI, or upon or as a result of the appointment of a custodian, receiver, intervenor, or conservator of, or trustee or similar officer for, KPI or any substantial part of its property, or otherwise, all as though such payments had not been made.

      6. No Subrogation. Neither of the Guarantors shall be entitled to be subrogated to any of the rights of Kenco against KPI in respect of any amounts paid by the Guarantors pursuant to any provision of this Guaranty until all Guaranteed Obligations have been paid or performed or discharged in full, but upon such payment or performance or discharge in full (and so long as this Agreement has not been reinstated pursuant to Section 5), the Guarantors shall be subrogated in full to all rights of Kenco in respect thereof, and Kenco will assign, without any representation or warranty, all of its rights against KPI to the Guarantors.

      7. Termination. This Guaranty shall terminate when each and every one of the Guaranteed Obligations has been performed and satisfied, and all applicable statutes of limitations for the recovery of any amounts hereunder have expired. Thereafter, Kenco will furnish the Guarantors written cancellation of this Guaranty and will return the original of this Guaranty to the Guarantors.

      8. Waiver of Acceptance. Each Guarantor hereby waives acceptance of this Agreement by Kenco.

      9. Rights of Third Parties. This Agreement is made for the benefit of, and shall be enforceable by, Kenco and its successors and assigns, and this Agreement shall not be construed to create any right in any other person.

      10.   General Provisions.

            (a) No delay on the part of Kenco in the exercise of any power or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

            (b) Each Guarantor hereby agrees to execute and deliver all such other instruments and take all such action as Kenco may from time to time reasonably request in order to effectuate fully the purposes of this Agreement.

            (c) It shall not be necessary for Kenco, in order to enforce payment of the Guaranteed Obligations by Guarantors or either of them, to first institute suit or exhaust its remedies against KPI on such Guaranteed Obligations, to have KPI joined with Guarantors in any suit brought under the Guaranty or to enforce its rights against any collateral securing the Guaranteed Obligations (the "Collateral"); provided however, that in the event Kenco elects to enforce or exercise any remedies it may possess with respect to any such Collateral for the Guaranteed Obligations prior to demanding performance from Guarantors, Guarantors shall nevertheless be obligated hereunder to perform any and all obligations owed to Kenco on the Guaranteed Obligations, except Guarantors will not be obligated for sums repaid or recovered incident to the exercise of such remedies.

            (d) All warranties, representations, covenants, indemnities and agreements made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by Kenco and shall survive the execution and delivery of this Agreement, regardless of any investigation made by Kenco or on its behalf. All statements of the Guarantors, or on their behalf, in any such certificate or other instrument shall constitute warranties and representations by the Guarantors hereunder.

            (e) Guarantors agrees that Kenco may without notice to Guarantors at any time and from time to time, at its discretion and with or without valuable consideration: (i) allow substitution or withdrawal of any Collateral or other security; (ii) release such Collateral or other security; (ii) compromise or settle any amount due or owing under the Guaranteed Obligations; or (iv) amend or modify in whole or in part the documents evidencing or securing the Guaranteed Obligations, all without impairing or diminishing the obligations of Guarantors hereunder. Guarantors further agrees that if KPI executes any collateral assignments, mortgages or other security instruments, the exercise by Kenco of any right or remedy thereby conferred on Kenco shall be wholly discretionary with Kenco, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of Guarantors hereunder. Guarantors further agrees that Kenco shall not be liable for its failure to use diligence in the collection of the Guaranteed Obligations. Guarantors hereby waives notice of an event of default by KPI on the Guaranteed Obligations, notice of acceleration of the Guaranteed Obligations, notice of nonpayment of the Guaranteed Obligations, presentment, protest or notice of dishonor of the Guaranteed Obligations, and diligence in bringing suits against any person jointly or severally liable on the Guaranteed Obligations or any part thereof.

            (f) This Guaranty is made under and shall be governed by the laws of the State of Oregon.

Notices. Any and all notices required or permitted hereunder shall be given as follows:

      If to the Guarantors:

      George Briggs
      Kenco Products, Inc.
      10758 County Road 2
      Middlebury, IN 46540

      Colfax Group, Inc.
      c/o George Briggs
      Kenco Products, Inc.
      10758 County Road 2
      Middlebury, IN 46540

      With a copy to:

      Thomas Keenum, Esq.
      Keenum & Tutor, P.A.
      301B College Street
      Booneville, MS 38829

      If to Kenco:

      Gerard A. Herlihy
      c/o Aptek Williams, Inc.
      700 N.W. 12th Avenue
      Deerfield Beach, FL  33442

      With a copy to:

      Gerald Raskin, Esq.
      Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
      1400 Glenarm Place, Suite 300
      Denver, Colorado 80202

      Any notice required to be made within a stated period of time shall be considered timely made if deposited before midnight of the last day of the stated period. Any party may give any notice or other communication hereunder by personal delivery or using a nationally recognized overnight courier service, but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended. Any party may change the address to which notices, requests, demands, claims or other communications hereunder are to be delivered by giving the other party notice in the manner set forth herein.

      IN WITNESS WHEREOF, Guarantors has caused this Guaranty to be executed as of the date first above written.

                                          "Guarantors"
                                          COLFAX GROUP, INC.

                                          By /s/ George Briggs
                                             --------------------------
                                             George Briggs, President

                                            /s/ George Briggs
                                          -----------------------------
                                          George Briggs, Individually